UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 20, 2009 (January 20, 2009)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
3310 West End Ave. Suite 700 Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)
(615) 269-8175

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On December 31, 2008, Healthcare Realty Trust Incorporated (the “Company”) entered into a Controlled Equity Offering Sales Agreement with Cantor Fitzgerald & Co. (the “Sales Agreement”) to sell up to 2,600,000 shares of the Company’s common stock from time to time through an at-the-market equity offering program under which Cantor Fitzgerald & Co. will act as agent and/or principal. On January 20, 2009, in connection with the proposed offering, the Company filed with the Securities and Exchange Commission (the “SEC”) a supplement to the prospectus contained in the Company’s effective Registration Statement on Form S-3 (Registration No. 333-150884) (the “Registration Statement”). Additional exhibits to the Registration Statement are filed with this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
5	Opinion of Waller Lansden Dortch & Davis, LLP

8	Tax opinion of Waller Lansden Dortch & Davis, LLP

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibits 5 and 8)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By	/s/ Scott W. Holmes
Scott W. Holmes
Executive Vice President and Chief Financial Officer

Date: January 20, 2009

EXHIBIT INDEX

Exhibit	Description

5	Opinion of Waller Lansden Dortch & Davis, LLP

8	Tax opinion of Waller Lansden Dortch & Davis, LLP

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibits 5 and 8)